UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2012

VIEW SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30178	59-2928366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR    240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.    Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Auditors:

(a)   Previous Independent Auditors:

(i) On March 18, 2012, Robert L. White & Associates, Inc. was dismissed as certifying accountant for the Company.  On March 30, 2012, the Company engaged Seale and Bears, CPAs, LLC, as its principal independent accountant.  This decision to engage Seale and Bears, CPAs, LLC, was ratified by the majority approval of the full Board of Directors of the Company.

(ii) Robert L. White & Associates, Inc.’s accountant’s report on the financial statements for the years ended December 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles, but with the exception that, in its reports on the Company’s financial statements for the years ended December 31, 2009 and December 31, 2010, Robert L. White & Associates, Inc. reported that the Company’s financial statements have been prepared assuming that the Company will continue as a going concern.  As the certifying accountant’s opinion pertained to the years ended December 31, 2009 and 2010, the reason for this opinion was that the Company has an accumulated deficit of $22,837,787 at December 31, 2010. Additionally, for the year ended December 31, 2010, the Company had a net loss of $513,353. In the opinion of Robert L. White & Associates, Inc., these conditions raise substantial doubt about the Company’s ability to continue as a going concern.

(iii) Because the Company has no standing audit committee the Company’s full Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through April 10, 2012, there have been no disagreements with Robert L. White & Associates, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Robert L. White & Associates, Inc. would have caused it to make reference thereto in its report on the financial statements.

(v) During the two most recent audit periods and the interim period up to April 10, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Robert L. White & Associates, Inc.  furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)   New Independent Accountants:

(i) On March 30, 2012, the Company engaged Seale and Bears, CPAs, LLC as its new registered independent public accounting firm.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Seale and Bears, CPAs, LLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Robert L. White & Associates, Inc. to the Securities and Exchange Commission dated May 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc. (Registrant)

Date: May 18, 2012	By:	/s/ Gunther Than
Name: Gunther Than
Title: CEO
(Signature)*
*Print name and title of the signing officer under his signature.